UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 16, 2017
(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Financial Statements and Exhibits.

This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-212685 on Form S-3, effective July 26, 2016, the documents included as Exhibits 1, 4.1 and 4.2 hereto, relating to €2,000,000,000 aggregate principal amount of debt securities of the Registrant.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

(1)
Underwriting Agreement dated May 16, 2017 among International Business Machines Corporation and Barclays Bank PLC, Deutsche Bank AG, London Branch, Goldman, Sachs & Co. LLC, Société Générale, UniCredit Bank AG, Commerzbank AG, ING Bank N.V. Belgian Branch and Standard Chartered Bank, as Underwriters

(4.1)	Form of 0.950% Note due 2025

(4.2)	Form of 1.500% Note due 2029

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 22, 2017

	By:	/s/ Elizabeth Barzelatto
Name: Elizabeth Barzelatto
Title: Vice President and Assistant Treasurer